                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                           U.S. REAL ESTATE PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified            8.0%
Healthcare             0.1%
Lodging/Resorts        6.6%
Office/Industrial     32.4%
Residential           26.8%
Retail                19.2%
Self Storage           4.3%
Other                  2.6%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
------------------------------------

                           TOTAL RETURNS(2)
             --------------------------------------------
                            ONE         AVERAGE ANNUAL
                YTD         YEAR       SINCE INCEPTION
             ----------  ----------  --------------------
PORTFOLIO...      8.47%       1.49%            5.83%
INDEX......       4.78       -8.98             1.29

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market Systems (including dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                                       PERCENT OF
SECURITY                                                INDUSTRY       NET ASSETS
--------------------------------------------------  -----------------  ----------
Brookfield Properties, Inc.                         Office/Industrial     5.2%
Chateau Communities, Inc.                              Residential        4.8
Arden Realty Group, Inc.                            Office/Industrial     4.6
Equity Office Properties Trust                      Office/Industrial     4.5
Avalonbay Communities, Inc.                            Residential        4.0

TOP FIVE SECTORS
                             VALUE     PERCENT OF
SECTOR                       (000)     NET ASSETS
-------------------------  ---------  -------------
Office/Industrial          $   5,545        32.4%
Residential                    4,587        26.8
Retail                         3,298        19.2
Diversified                    1,364         8.0
Lodging/Resorts                1,127         6.6

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the six months ended June 30, 1999, the Portfolio had a total return of 8.47% compared to 4.78% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of 1.49% compared to -8.98% for the Index. For the period since inception on March 3, 1997 through June 30, 1999, the Portfolio had a total return of 5.83% compared to 1.29% for the Index.

After a difficult first quarter, which appeared to be a continuation of a terrible 1998, at last, the REIT market experienced a sustained recovery. The Index rose 10.09% in the second quarter and has provided a year-to-date return of 4.78%. The vast majority of the gain was achieved from mid-April to mid-May when the sector gained 15%. Although there were a number of catalysts, this recovery coincided with a dramatic change in leadership in the equity markets. The quarter featured a shift in preferences of equity investors as they turned to the beaten-down cyclical and value stocks in place of the richly valued large cap growth and internet stocks. This was primarily the result of a change in economic consensus that the global economy has recovered and entered a phase of economic growth. The continued exit of the non-dedicated investors had pushed the sector to valuation levels well below liquidation value in the first quarter. It appeared that the REIT market benefited from the return of non-dedicated investors during the rally. Note that the sector modestly retrenched in the latter part of the quarter primarily over fears of a Fed tightening. Unlike prior rallies, it is interesting to note that the REIT recovery was broad-based, lifting stocks in all sectors. Even after a more constructive quarter, REITs are now trading at a slight discount to the underlying Net Asset Value ("NAV") of their assets, which means that it is at least as attractive to buy real estate on Wall Street, through the purchase of securities, than on Main Street, through the direct purchase of properties.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

In the past, we had raised the issue of whether the public markets are betting on a deterioration in NAV or are the securities mispriced as a result of the selling pressure by non-dedicated investors; we believe the latter. Our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector can trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. This analytical framework gave us the conviction to call the real estate securities market mispriced last quarter. Indeed, when REITs moved to a 90% P/NAV valuation level in the second quarter, investors that typically focus in the private real estate market invested in REITs both by buying stocks as an alternative to buying assets and in taking public companies private by providing financing for leveraged buy-outs. Since the modern REIT era is still in an early phase, the rally was necessary to demonstrate to investors that a floor valuation level exists for the sector. In fact, the recovery has caused a number of investors, dedicated and non-dedicated, to take a fresh look at the sector.

In contrast to the current environment, it is interesting to note that in 1997 the arbitrage was reversed, as the sector traded in excess of a 25% premium to NAV. Although many talented private companies utilized the opportunity to go public, the valuation environment encouraged entrepreneurs to take advantage of the arbitrage opportunity in which real estate was valued by the public markets at a premium to private real estate valuation. Private owners of real estate assembled assets (by definition at par or 100% P/NAV) and completed initial public offerings at 10% to 20% premiums to NAV (which represented discounts to their set of comparable companies). They profited by retaining stock representing the difference between this valuation (110-120% P/NAV) less the cost of assembling the assets (100% P/NAV) and transaction costs (7% P/NAV).

Above we discussed the broad change in sentiment in the equity markets as a key catalyst for the REIT recovery. In addition to the compelling valuation for the sector, there were a number of other contributing factors. They include:

    (1) Management led buyouts: There were Board approved management-led buyouts at Irvine Apartment Communities and Berkshire Realty and a proposed buyout at Sunstone Hotels. The latter two are being partially funded by well-respected private real estate opportunity funds, which is consistent with our thesis that private real estate investors take advantage of opportunities in the public real estate markets when valuations are compelling.

    (2) Warren Buffett investment: Filings were released that indicated Warren Buffett had purchased greater than a 5% position in two REITs (Tanger Factory Outlet and Town and Country Trust) for his personal account and increased his position in MGI Properties.

    (3) Pension Plan Buy Program: On a single day in mid-April, a domestic pension plan invested almost $400 million in the REIT market in a broad-based buy program.

    (4) Insider Buying: Managements added to significant existing personal positions in their stock with open market purchases (in addition to a number of company share repurchase programs).

We have previously commented on the continued outflow from dedicated mutual funds. These funds control almost $10 billion of assets (approximately 6% of the sector), down from a peak level in excess of $12 billion in early 1998. Net flows for the second quarter were virtually flat, which is a significant accomplishment after $2 billion in redemptions in the previous twelve months. In fact, were it not for the first week of the quarter, in which over $150 million was redeemed, the sector would have experienced its first positive quarter since the first quarter of 1998.

The industry held its annual institutional investor forum in New York in June and the consensus description was one of stability, bordering on boredom. We were encouraged by this general sentiment and prefer it to the unsustainable euphoria of earlier conferences and the depression of the most recent conferences. This new mood was the result of two key factors. First, most companies have developed more focused business plans that do not require equity issuance in 1999. Generally, these business plans place an emphasis on managing the existing portfolio and external growth, if planned, is limited to existing core competencies. Although REIT managements were pleased with the recovery in their share prices, they were not in a rush to issue new equity at these prices and embark on new external growth plans. Second, we had recently finished the first quarter earnings season in which companies reported strong internal cash flow as a result of favorable property fundamentals. Since fundamentals remain intact, discussions regarding companies' core portfolios were similar to recently reported results and there is not any expectation of significant variation in the upcoming results for the second quarter.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

We understand that boring may not attract the day traders; however, we believe it may attract dedicated real estate investors looking for returns correlated with real estate fundamentals and non-dedicated investors searching for stability. Since domestic pension funds target, on average, 5% to the real estate asset class, we continue to believe that public real estate can be used to fulfill these investors' allocations to core real estate exposure. We understand that the recent volatility (upside in 1995-1997 with an average annual return of 23.5% and downside in 1998 when the Index fell 17.5%) has caused investors to question this thesis. As a result we believe that a return to trend returns on an annual basis, not just on average (note the Index provided a 13.5% average annual return 1995-1998), would serve to calm current investors and attract new investors looking for core real estate exposure. It may also attract non-dedicated investors looking for a more stable return that offers only a modest correlation to the broad equity markets. Thus, we believe that stable and boring low-teen total returns over the next couple of years would add to the industry's credibility.

Perhaps a negative side-effect of the recent rally is that it may have shelved a number of discussions involving companies that were prepared to consider placing themselves for sale. Consolidation represents a natural progression for the sector as it matures. Following the large waves of IPOs and follow-on offerings in the mid-1990s, it is typical for an industry to undergo a period of mergers. In addition, we feel that the industry has reached a level of sophistication to distinguish between better companies and the lesser companies. The latter will continue to trade at a discount to NAV as a sign the public markets do not have confidence in the management team's ability to add value. Since most of the recent merger activity has resulted in the target company being sold at or around their NAV, if a company cannot convince the market to buy its stock at a price at least equivalent to its NAV, then it has an obligation to consider placing the company for sale. As discussed earlier, a number of the IPOs were more the result of entrepreneurs taking advantage of an arbitrage opportunity than a true desire to operate as a public company. As the stock prices remained at a premium to NAV, all managements were able to issue equity and grow their businesses. However, the price decline of 1998 cut off the growth engine and caused a number of managements to question their desire for operating in the public markets. We believe that the executives at a number of the "targets" were coming to the realization that the public markets were not going to push the share price high enough to allow them to grow their businesses and as a result, albeit reluctantly, were considering selling. Some now believe they have a second chance.

Although real estate cycles tend to move at a slow pace, the U.S. real estate market has typically featured boom and bust cycles. Given the increasing size of the public markets for real estate equity and debt, there appears to be the opportunity for a muting of those cycles as the scrutiny and attention on the potential for over-supplied markets has increased. At the end of this quarter, the U.S. real estate market remains in a mature phase of its cycle as the markets are generally in equilibrium. We have continued to caution investors that there remain threats of over-supply but robust levels of demand are serving to mute any serious threat of over-supply. The following presents an outline of our views of the risks of over-supply (or under-demand) in the real estate markets. Generally, there were two themes in the market as fundamentals in the apartment and retail markets appeared to firm and the commercial markets showed continuing evidence that the dramatic improvement in fundamentals have begun to plateau.

In contrast to concerns of the potential for over-supply earlier in the year, the data reported from the Census Bureau in the quarter continued to demonstrate improvements for apartments. Data reported for April showed that permits fell to 296,000 units (annual pace on a seasonally adjusted basis), the first time that permits fell below 300,000 units since December 1997. This was followed by the report for May providing even more favorable data as permits remained below 300,000 and starts fell to 238,000 units. This marked the fourth consecutive month for starts to decline and the lowest level since January 1997. Starts are currently occurring at a pace that is below the consensus view on national demand for apartment units. However, certain markets appear headed for trouble including Dallas, Houston and Orlando. In each of these markets, over the next two years, new supply represents between 6% and 10% of existing supply and in each case is projected to exceed demand, thereby impeding future rental growth and increasing vacancies.

Soaring consumer confidence, which rose for a record seventh straight month, led to strong consumer spending evidenced by sales growth of almost 6% in May. The annual International Council of Shopping Centers Convention held in May in Las Vegas featured a robust leasing environment as retailers are continuing to commit to new stores and expansions. It is noteworthy that many of these retailers are also capitalizing on e-commerce opportunities. As a result of this environment it appears that occupancies in retail properties will increase from cyclical high levels. There are mitigating factors that may temper enthusiasm for the sector. They include the risk of e-commerce taking a larger market share of retail sales from store-based retailers, the risk of a decline in consumer confidence (possibly triggered by a decline in the stock market), a reversal in the nation's negative savings rate, and a buoyant supply pipeline.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

The commercial sectors have made a dramatic recovery since the beginning of the decade and appear to have plateaued. According to data from Torto Wheaton, vacancy in the national office market increased modestly from 8.9% to 9.5% in the first quarter after declining for 27 consecutive quarters from its peak of 19.1%. It is interesting to note that landlords may be more responsible for the occupancy decline than short-term fundamentals. As market vacancy tightens, landlords have aggressively raised rents on remaining space and it appears that tenants may be facing a certain degree of sticker shock causing them to delay leasing decisions. Similarly, the industrial market featured flat vacancy of 7% in the first quarter. This marked the first time that vacancy failed to decline since the 1991 recession when vacancy peaked at 10.9%.

Despite a strong economy, the hotel market has demonstrated only modest revenue per available room ("RevPar") growth throughout the year as a large supply of product comes on-line and difficult previous years' comps prove hard to exceed. Smith Travel Research reported May RevPar growth of 2.2% and year-to-date RevPar growth is 3.0%. This growth may truly be even weaker given that some of it is attributed to last year's newly developed properties stabilizing at higher occupancies.

We have continued to shape the Portfolio with companies we believe offer attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we have been encouraged by the undeniable strength of the U.S. economy and have become more constructive with regard to the likelihood that real estate fundamentals will remain favorable. As a result, we have become comfortable with the less defensive posture developed last quarter. While the top-down weightings remain very similar, we have been more willing to take opportunistic positions in certain assets, including hotels. Generally, we utilized the rally to upgrade the Portfolio, measured both in terms of the quality of properties held by the companies and the management teams at the companies. This is evident in all sectors, most notably in the office sector where we added Equity Office Properties and Trizec Hahn Corp.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------

COMMON STOCK (97.5%)
  DIVERSIFIED (8.0%)
      7,800   Crescent Real Estate Equities Co. REIT...........  $   185
     23,700   Pacific Gulf Properties, Inc. REIT...............      536
     10,900   Pennsylvania REIT................................      228
      1,300   Rouse Co.........................................       33
      2,400   Vornado Realty Trust REIT........................       85
  (a)27,607   Wellsford Real Properties, Inc...................      297
                                                                 -------
                                                                   1,364
                                                                 -------
  HEALTHCARE (0.1%)
      1,400   Meditrust Corp. Paired Stock.....................       18
                                                                 -------
  LODGING/RESORTS (6.6%)
     (a)770   Crestline Capital Corp. REIT.....................       13
     29,156   Host Marriott Corp...............................      346
      (a)13   Interstate Hotels Corp...........................       --
   (a)9,900   Promus Hotel Corp................................      307
     14,787   Starwood Hotels & Resorts Worldwide, Inc.........      452
        100   Sunstone Hotel Investors.........................        1
      1,900   Wyndham International, Inc.......................        8
                                                                 -------
                                                                   1,127
                                                                 -------
  OFFICE/INDUSTRIAL (32.4%)
    INDUSTRIAL (2.9%)
      1,800   Eastgroup Properties.............................       36
     19,200   Prime Group Realty Trust REIT....................      330
      6,700   Prologis Trust...................................      136
                                                                 -------
                                                                     502
                                                                 -------
    OFFICE (28.5%)
     31,700   Arden Realty Group, Inc..........................      781
     21,000   Boston Properties, Inc...........................       75
     23,800   Brandywine Realty Trust REIT.....................      472
     69,000   Brookfield Properties Corp.......................      896
     20,700   CarrAmerica Realty Corp. REIT....................      518
     15,900   Cornerstone Properties, Inc......................      252
     30,287   Equity Office Properties Trust REIT..............      776
     29,400   Great Lakes, Inc. REIT...........................      478
      6,100   Prentiss Properties Trust REIT...................      143
        600   SL Green Realty Corp. REIT.......................       12
     23,500   Trizec Hahn Corp.................................      479
                                                                 -------
                                                                   4,882
                                                                 -------
    OFFICE/INDUSTRIAL--MIXED (1.0%)
      9,000   Bedford Property Investors, Inc. REIT ...........      161
                                                                 -------
  TOTAL OFFICE/INDUSTRIAL......................................    5,545
                                                                 -------
  OTHER (0.1%)
  (a)10,848   Atlantic Gulf Communities Corp...................        7
   (a)1,165   Merry Land Properties, Inc.......................        6
                                                                 -------
                                                                      13
                                                                 -------
  RESIDENTIAL (26.8%)
    RESIDENTIAL APARTMENTS (20.2%)
      5,800   Amli Residential Properties Trust REIT...........      130
      4,000   Apartment Investment & Management Co. REIT.......      171
     18,483   Archstone Communities Trust REIT.................      406
     18,600   Avalonbay Communities, Inc. REIT.................      688

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
      9,900   Berkshire Realty Co..............................  $   114
     12,049   Equity Residential Properties Trust REIT.........      543
     18,300   Essex Property Trust, Inc. REIT..................      647
      1,100   Gables Residential Trust REIT....................       27
     17,800   Smith (Charles E.) Residential Realty, Inc.
                REIT...........................................      604
      6,800   Summit Properties, Inc...........................      134
                                                                 -------
                                                                   3,464
                                                                 -------
    RESIDENTIAL MANUFACTURED HOMES (6.6%)
     27,600   Chateau Properties, Inc. REIT....................      826
      4,300   Manufactured Home Communities, Inc. REIT.........      112
      5,200   Sun Communities, Inc. REIT.......................      185
                                                                 -------
                                                                   1,123
                                                                 -------
  TOTAL RESIDENTIAL............................................    4,587
                                                                 -------
  RETAIL (19.2%)
    RETAIL REGIONAL MALLS (9.4%)
     16,300   Simon Property Group, Inc........................      414
     48,500   Taubman Centers, Inc. REIT.......................      639
     17,900   Urban Shopping Centers, Inc. REIT................      564
                                                                 -------
                                                                   1,617
                                                                 -------
    RETAIL STRIP CENTERS (9.8%)
     38,300   Burnham Pacific Property Trust REIT..............      471
     24,100   Federal Realty Investment Trust REIT.............      553
      3,461   First Washington Realty Trust, Inc...............       81
      8,200   Pan Pacific Retail Properties, Inc. REIT.........      159
        100   Ramco-Gershenson Properties Trust REIT...........        2
     18,900   Regency Realty Corp..............................      415
                                                                 -------
                                                                   1,681
                                                                 -------
  TOTAL RETAIL.................................................    3,298
                                                                 -------
  SELF STORAGE (4.3%)
     21,432   Public Storage, Inc. REIT........................      600
      5,300   Shurgard Storage Centers, Inc., Series A REIT....      144
                                                                 -------
                                                                     744
                                                                 -------
  TOTAL COMMON STOCK (COST $16,799)............................   16,696
                                                                 -------

PREFERRED STOCK (0.1%)
  OTHER (0.1%)
   (a)1,401   Atlantic Gulf Communities Corp. (COST $14).......       10
                                                                 -------
CONVERTIBLE PREFERRED STOCK (0.1%)
  OTHER (0.1%)
   (a)2,003   Atlantic Gulf Communities Corp. (COST $20).......       14
                                                                 -------

     NO. OF
   WARRANTS
-----------

WARRANTS (0.0%)
  OTHER (0.0%)
   (a)2,812   Atlantic Gulf Communities Corp., Class A,
                expiring 6/23/04...............................        1
   (a)2,812   Atlantic Gulf Communities Corp., Class B,
                expiring 6/23/04...............................        1
   (a)2,812   Atlantic Gulf Communities Corp., Class C,
                expiring 6/23/04...............................        1
                                                                 -------
TOTAL WARRANTS (COST $0).......................................        3
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.5%)
   REPURCHASE AGREEMENT (3.5%)
       $603   Chase Securities, Inc. 4.55% dated 6/30/99, due
                7/1/99, to be repurchased at $603,
                collateralized by U.S. Treasury Notes, 11.125%,
                due 8/15/03, valued at $623
                (COST $603)....................................  $   603
                                                                 -------
TOTAL INVESTMENTS (101.2%) (COST $17,436)......................   17,326
                                                                 --------
OTHER ASSETS (1.4%)
  Cash................................................  $     5
  Dividends Receivable................................      141
  Receivable for Investments Sold.....................       37
  Receivable for Portfolio Shares Sold................       20
  Due from Adviser....................................       13      216
                                                        -------
LIABILITIES (-2.6%)
  Payable for Portfolio Shares Redeemed...............     (287)
  Payable for Investments Purchased...................     (102)
  Professional Fees Payable...........................      (12)
  Administrative Fees Payable.........................       (5)
  Custodian Fees Payable..............................       (2)
  Other Liabilities...................................       (9)    (417)
                                                        -------  --------
NET ASSETS (100%).....................................           $17,125
                                                                 --------
                                                                 --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,611,575 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..............................  $ 10.63
                                                                 --------
                                                                 --------
NET ASSETS CONSIST OF:
Paid in Capital................................................  $17,376
Undistributed Net Investment Income............................      440
Accumulated Net Realized Loss..................................     (581)
Unrealized Depreciation on Investments.........................     (110)
                                                                 --------
NET ASSETS.....................................................  $17,125
                                                                 --------
                                                                 --------

----------------------------------------------------------------
(a)   -- Non-income producing security
REIT -- Real Estate Investment Trust

----------------------------------------------------------------

At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  17,436     $     431        $    (541)       $    (110)

----------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,800,000 and $2,831,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.
----------------------------------------------------------------

At December 31, 1998, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 of approximately $259,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred, and elected to defer until January 1, 1999 for U.S. Federal income tax purposes, net capital losses of approximately $87,000.

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                   SIX MONTHS ENDED
                                                      JUNE 30, 1999
                                                        (UNAUDITED)
                                                              (000)
-------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                            $                       376
  Interest                                                      12
                                                            ------
    Total Income                                               388
                                                            ------
EXPENSES:
  Investment Advisory Fees                                      56
  Less: Fees Waived                                            (50)
                                                            ------
  Net Investment Advisory Fees                                   6
  Shareholder Reports                                           32
  Administrative Fees                                           20
  Professional Fees                                             15
  Custodian Fees                                                 3
  Other                                                          2
                                                            ------
    Net Expenses                                                78
                                                            ------
Net Investment Income                                          310
                                                            ------
NET REALIZED LOSS ON:
  Investments Sold                                             (89)
                                                            ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                                  890
                                                            ------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                                    801
                                                            ------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $                     1,111
                                                            ------
                                                            ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   SIX MONTHS ENDED
                                                      JUNE 30, 1999             YEAR ENDED
                                                        (UNAUDITED)      DECEMBER 31, 1998
                                                              (000)                  (000)
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $                       310    $                602
  Net Realized Loss                                            (89)                   (484)
  Change in Unrealized
    Appreciation/Depreciation                                  890                  (1,853)
                                                           -------                 -------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations                         1,111                  (1,735)
                                                           -------                 -------
DISTRIBUTIONS:
  Net Investment Income                                         --                    (421)
  Net Realized Gain                                             --                    (124)
                                                           -------                 -------
  Total Distributions                                           --                    (545)
                                                           -------                 -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                  8,091                  11,443
 Distributions Reinvested                                       --                     402
 Redeemed                                                   (7,211)                 (7,486)
                                                           -------                 -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                             880                   4,359
                                                           -------                 -------
 Total Increase in Net Assets                                1,991                   2,079
NET ASSETS:
  Beginning of Period                                       15,134                  13,055
                                                           -------                 -------
  End of Period (Including
    undistributed net investment
    income of $440 and $130,
    respectively)                      $                    17,125    $             15,134
                                                           -------                 -------
                                                           -------                 -------
------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                        798                   1,090
      Shares Issued on Distributions
       Reinvested                                               --                      40
      Shares Redeemed                                         (731)                   (730)
                                                           -------                 -------
    Net Increase in Capital Shares
     Outstanding                                                67                     400
                                                           -------                 -------
                                                           -------                 -------

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS ENDED                                           PERIOD FROM
                                                JUNE 30, 1999                YEAR ENDED              MARCH 3, 1997*
SELECTED PER SHARE DATA AND RATIOS                (UNAUDITED)         DECEMBER 31, 1998        TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           9.80         $              11.41      $                10.00
                                                   -------                      -------                     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.19                         0.40                        0.17
  Net Realized and Unrealized Gain
    (Loss)                                            0.64                        (1.63)                       1.61
                                                   -------                      -------                     -------
  Total From Investment Operations                    0.83                        (1.23)                       1.78
                                                   -------                      -------                     -------
DISTRIBUTIONS
  Net Investment Income                                 --                        (0.29)                      (0.17)
  Net Realized Gain                                     --                        (0.09)                      (0.20)
                                                   -------                      -------                     -------
  Total Distributions                                   --                        (0.38)                      (0.37)
                                                   -------                      -------                     -------
NET ASSET VALUE, END OF PERIOD            $          10.63         $               9.80      $                11.41
                                                   -------                      -------                     -------
                                                   -------                      -------                     -------
TOTAL RETURN                                          8.47%                      (10.86)%                     17.99%
                                                   -------                      -------                     -------
                                                   -------                      -------                     -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $         17,125         $             15,134      $               13,055
Ratio of Expenses to Average Net
  Assets                                              1.10%**                      1.10%                       1.10%**
Ratio of Net Investment Income to
  Average Net Assets                                  4.38%**                      4.14%                       3.14%**
Portfolio Turnover Rate                                 20%                         100%                        114%
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $           0.03         $               0.06      $                 0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      1.81%**                      1.73%                       2.32%**
  Net Investment Income to Average
    Net Assets                                        3.67%**                      3.51%                       1.92%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium,

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year are estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
U.S. Real Estate                   0.80%            0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY
THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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